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                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                        FRANKLIN TEMPLETON MONEY FUND II
                             DATED NOVEMBER 1, 1997

The prospectus is amended as follows:

I. The minimum investments table in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

                                                                     MINIMUM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------

 To open a regular, non-retirement account ....................   $1,000
 To open an IRA, IRA Rollover, Roth IRA, or Education IRA .....   $  250*
 To open a custodial account for a minor (an UGMA/UTMA account)   $  100
 To add to an account .........................................   $   50**

 *For all other retirement accounts, there is no minimum investment requirement. **For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II.The section "Will Sales Charges Apply to My Exchange?", found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

 WILL SALES CHARGES APPLY TO MY EXCHANGE?

 You will not pay a front-end sales charge on exchanges. We also will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

 For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

III.The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. The second paragraph under "What Distributions Might I Receive from the Fund? Dividend Options" is replaced with the following:

 If you complete the "Special Payment Instructions for Dividends" section of the revision form included with this prospectus, you may direct your dividends to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Dividends may be reinvested only in the same class of shares, except as follows: (i) shareholders who chose to reinvest their distributions in Class I shares of another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) you may reinvest your distributions in shares of any other Franklin Templeton money fund.

V. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

VI.The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY PERIOD - The period during which a Contingent Deferred Sales Charge may apply. It is 18 months from the date of purchase of the Class II shares that were exchanged for shares of the Fund. For example, if you originally purchased the Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

                 Please keep this supplement for future reference.